May 23, 2016 Investor Presentation Exhibit 99.1

SAFE HARBOR STATEMENT This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on management’s beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as “anticipates,” “believes,” “continues,” “could,” “seeks,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “projects,” “should,” “will,” “would” or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo’s actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo’s results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Note to Certain Operating and Financial Data In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles (“GAAP”), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP, and when analyzing our performance or liquidity, as applicable, investors should (i) use Adjusted EBITDA in addition to, and not as an alternative to, net loss attributable to common stock as a measure of operating results, and (ii) use Cash CAPEX in addition to, and not as an alternative to, consolidated capital expenditures when evaluating our liquidity. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

High revenue growth High operating leverage ~10,000 Uncommitted Aircraft $134,000 Annualized ARPA Global scale Specialize in Connected Aircraft Leading technology WHY INVEST IN GOGO Leading Position, Experience & Scale Large Growth Opportunity Attractive Model Competitive Advantages (1) (1) Global connected commercial aircraft based on management estimates, trade publications and other public sources as of 12/31/2015 (2) ARPA is defined as the aggregate service revenue plus monthly service fees included as a reduction to cost of service revenue for that segment for the period divided by the number of months in the period, divided by the number of aircraft equivalents for that segment during the period. The number presented above is annualized based off of Q1’16 financial results and using aircraft online equivalent. 6X more connected aircraft than closest competitor (2) (1)

GOGO LEADS GLOBAL AVIATION MARKET

- Gogo is the **global leader** in providing broadband connectivity and wireless entertainment to the aviation industry
- **Top tier** domestic and global airline and business jet customers
- **Uniquely qualified** to serve global aviation industry by bringing together in-flight connectivity network technology, aircraft operations and product & services platform
- **100+ patents** and industry-leading research and development
- Over 1,000 passionate and **specialized employees**



Revenue ($M)
527
5.6x
95
2010
LTM Q1'16
Adjusted EBITDA ($M)
43
+88M
(45)
2010
LTM Q1'16
Total Broadband Aircraft
6,418
5,044
1,374
2010
Q1 '16
~6x
that of nearest competitor

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 4

BUSINESS DEPTH AND EXPERTISE

gogo

#1 Business Aviation

- **Mature margins, strong revenue growth, attractive cash flow profile**
- 90% market share[1]
- Relationships with all leading original equipment manufacturers, after-market dealers, and fractional jet operators



187
75
40% margin
$M
LTM Q1'16 Revenue
LTM Q1'16 Segment Profit

#1 Commercial Aviation – North America

- **Reached scale, strong revenue growth and operating leverage, upgrading to satellite**
- 67% market share[1]
- Exclusive Air-to-Ground (ATG) broadband spectrum (4 MHz)



325
46
14% margin
$M
LTM Q1'16 Revenue
LTM Q1'16 Segment Profit

#2 Commercial Aviation – Rest of World

- **Strong backlog, expansion mode, significant opportunity for growth**
- 13% market share[1]
- Global satellite network established – operating leverage expected with scale
- Strong market adoption with 850+ awarded aircraft[2]



15
(78)
$M
LTM Q1'16 Revenue
LTM Q1'16 Segment Profit

(1) Based on company reported results as well as management estimates, trade publications and other public sources as of 3/31/2016
(2) As of 5/5/2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 5

MOST EXPERIENCE AND SCALE IN THE INDUSTRY – GLOBAL Global Eagle* Panasonic* Others* Total Gogo Broadband Aircraft Online Gogo BA ATG Aircraft Online Gogo CA Aircraft Online * Data based on management estimates, trade publications and other public sources as of 3/31/2016 and include both commercial and business broadband connected aircraft Number of Aircraft Q1’16

THE GOGO ADVANTAGE GOGOAIR.COM | Comprehensive products and services (e.g., custom portals, IPTV, Text and Talk, crew apps) easily customized and integrated with airline systems Leading scale and expertise with 6,000 broadband aircraft and 100 million sessions Robust R&D and 20 year history of innovation in both air-to-ground and satellite, including latest 2Ku solution Reliability and redundancy engineered into our solutions and overall architecture Open architecture leverages innovations from large ecosystem for most cost efficient global bandwidth solutions now and in the future Industry-leading certification and installation timelines and expertise, and global maintenance capabilities Industry Leadership Network Technology Products & Services Platform Aircraft Operations

CONTINUOUS TECHNOLOGY INNOVATION ENABLES STRONG ECONOMICS



Peak Speed per Aircraft
Mbps
BANDWIDTH
100
50
0
ATG
ATG-4
Ku
2Ku
2Ku w/ Spot Beams*
OneWeb*
PRODUCTS & SERVICES
ARPA
CA Connectivity
BA Connectivity
Gogo Vision
BA Talk & Text
Universal Cabin System
CA Texting
Connected Aircraft
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

First Global 100+ Mbps Solution

*Expected

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 8

ATG AND SATELLITE TECHNOLOGIES ADDRESS LARGE MARKET OPPORTUNITY

Technology	**ATG** (Air to Ground)	**Satellite – 2Ku**
Current State	Achieved Scale, Yielding Benefits	Game Changing Growth
Antenna		
Coverage	North America	Global
Market	Business Jets, Smaller Commercial (i.e. RJs)	Commercial
Capacity	Limited to 4 MHz of spectrum today	Unlimited
Speed	**3 Mbps** on ATG **10 Mbps** on ATG-4 **>10 Mbps** on next gen ATG	**50 Mbps** on Ku **70 Mbps** on 2Ku **100+ Mbps** on 2Ku HTS
Latency	200 ms	800 ms
Installation Time	Overnight for CA	3 - 5 days
Market Opportunity[(1)]	21,700	20,400
Economics	25% profit margins[(2)] and strong free cash flow[(3)]	Strong economics and free cash flow[(3)] at scale

1) Market Opportunity for ATG is defined as total available business jets and CA-NA regional jets and for 2Ku is global commercial aircraft excluding regional jets and larger business jets
2) Combined segment profit of CA-NA and BA Q1-16
3) Free cash flow is defined as cash from operations and cash from investing based of financial information for BA and CA-NA as of 12/31/2015

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 9

2Ku BEST IN CLASS GLOBAL IFC SOLUTION

gogo

2Ku Differentiators

- Open Architecture
- Reliability
- Speed
- Capacity
- Cost
- Coverage
- Aero Performance

	ANTENNA	
SATELLITE	2Ku	Gimbaled
Ka (2 to 5)[1]		ViaSat, inmarsat 
Ku (~180 in orbit today)[2]	gogo 	Panasonic, GEE 
RADOME PROFILE	 6.7 inches	 >13 inches

Record market acceptance, backlog exceeding 1,000+ aircraft, will fuel growth for the next decade

(1) Based on management estimates and include satellites operated by Inmarsat, Viasat, Eutelsat, and Yahsat as of 12/31/2015. We estimate that there are approximately 10 Ka satellites in the world, but due to lack of interoperability between Ka satellite providers, only 2 to 5 can currently be used for a given Ka antenna.
(2) Based on management estimates and include satellites operated by SES, Intelsat, Eutelsat, Echostar, and Telesat as of 12/31/2015

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 10

SIGNIFICANT GROWTH OPPORTUNITIES IN AIRCRAFT AND ARPA

Market Opportunity



Commercial Aircraft
Business Aviation
~7x
19,900
2,700
Q1'16 CA Broadband Aircraft(1)
Global Commercial Aircraft(2)
~8x
30,000
3,700
Q1'16 BA Broadband Aircraft(1)
Global Business Aircraft(4)

ARPA Growth



ARPA
$134k(3)
(CA-NA)
Connected Aircraft Services
Airline / Owner / Operator Services
Passenger Entertainment
Passenger Connectivity
Passenger
Crew
Aircraft
Suite Of Offerings

More connected aircraft, more applications, more revenue

1) Global broadband aircraft online as of 3/31/2016 based on management estimates, public filings and trade publications.
2) Market size as of June-2015, source Boeing Current Market Outlook 2015 – 2034, excludes: cargo aircraft
3) Q1'16 ARPA annualized
4) JetNet iQ Report Q4 2015; General Aviation Manufacturers Association 2015 Statistical Databook, excludes Rest of World turbo props

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 11

Global Network Technology Record Financial Results STRONG TRACK RECORD & MOMENTUM Recent Airline Wins Large satellite capacity commitments to Intelsat, SES and OneWeb Next generation modem enables speeds of 400+ Mbps, expected to be available in 2017. Gogo surpassed $500M in revenue in 2015 2Ku awarded aircraft exceeds 1,000+ Strong Q1 ‘16 financial and operating results Revenue up 23% to $142M Adjusted EBITDA up 76% to $14M

STRONG AND CONSISTENT EXECUTION

Annual Net Aircraft Installations



814
900
1,086
1,119
592
750
680
698
117
121
222
84
66
289
300
2013
2014
2015
LTM Q1'16
Business Aviation
CA Rest of World
CA North America

Note: Business Aviation numbers represent the difference in ATG units online from year to year

2016 Net Installation Guidance[(1)]

200+ CA NA and ~75 CA ROW

2Ku Awarded Aircraft



1,000 +
550
50
-
2013
2014
2015
May 5, 2016

12 airlines on 4 continents have awarded 1,000+ aircraft to Gogo for 2Ku

(1) As of February 25, 2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 13

STRONG GROWTH AND PROFITABILITY TRENDS Note: Minor differences exist due to rounding (1) Please see reconciliation of Adjusted EBITDA in appendix Adjusted EBITDA(1) ($M) $49 Revenue ($M) 33% CAGR $89 CA-ROW Segment Loss Adjusted EBITDA $113 $24 $121

STRONG Q1’16 RESULTS Consolidated Quarterly Performance ($M) Q1’16 Q1’15 ∆$ ∆% Service Revenue 119 95 23 24% Equipment Revenue 23 20 3 15% Total Revenue 142 116 26 23% Adjusted EBITDA* 14 8 6 76% Cash Capex* 24 32 (8) (25%) Commercial Aircraft Online 2,737 2,316 421 18% BA Broadband Aircraft Online 3,681 2,983 698 23% Segment Quarterly Performance ($M) Q1’16 Q1’15 ∆$ ∆% CA-NA Revenue 87 73 15 20% CA-NA Segment Profit 14 10 4 44% CA-ROW Revenue 5 1 3 227% CA-ROW Segment Profit (20) (18) (1) 8% BA Revenue 50 42 9 21% BA Segment Profit 20 17 3 20% Note: Minor differences may exist due to rounding * See reconciliation in Appendix

KEY PRIORITIES FOR GOGO

1. Increase Aircraft Online

- Win more aircraft
- Install backlog
- ~10,000 uncommitted commercial aircraft globally & growing[1]
- ~ 16,000 uncommitted business aircraft in North America & growing[1]

2. Bring More Bandwidth to Aviation

- Aggressive rollout of 2Ku
- Continue ATG-4 upgrades
- Open platform for next generation solutions
- Deliver Gogo Biz 4G in 2017

3. Enable Connected Aircraft

- Develop open communications platforms to enable:
  - Tailored passenger experience
  - Digitized front line employees
  - Improved operations



(1) Based on management estimates as of 3/31/16 and JetNet iQ Report Q4 2015; General Aviation Manufacturers Association 2015 Statistical Databook

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 16

Business Segments

BA: ESTABLISHED INDUSTRY LEADER

gogo

Overview

- Founded in 1991 and pioneered air-to-ground connectivity for planes
- Established OEM and dealer relationships
- Track record of innovation: Universal Cabin System, Gogo Cloud, Gogo Vision, Text & Talk....4G ATG connectivity expected to be available in 2017
- The only equipment and service provider of all three primary networks

1) North American Broadband

Leading North America Market Share [(1)]



3,681
400
-
gogo
ViaSat
SMARTSKY

- **North American broadband connectivity**
- Inexpensive, light weight, & fast
- Market opportunity of 20,700[(2)]

2) Iridium

Largest Reseller [(1)]



5,331
2,115
1,015
gogo
ICG
TRUENORTH

- **Global voice**
- Standard or option on all leading airframes
- Trusted service provider

3) SwiftBroadband

Untapped Global Opportunity [(1)]



163
17,000 (2)
gogo
Available Aircraft

- **Global narrowband connectivity**
- New Gogo service
- Complements ATG and Iridium product offerings

Customers

BOMBARDIER
NETJETS
Gulfstream
flightOptions
LEARJET
Hawker Beechcraft
EMBRAER
DASSAULT FALCON
FLEXJET
Cessna

(1) Based on company reported results as well as management estimates, trade publications and other public sources as of 3/31/2016
(2) JetNet iQ Report Q4 2015; General Aviation Manufacturers Association 2015 Statistical Databook

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 18

Segment Profit ($M) Revenue ($M) 24% Total CAGR Satellite ATG BA: HIGH MARGIN SERVICE REVENUE DRIVES PROFITABILITY Units Online Monthly Average Revenue Per Unit (ARPU) 48% Service CAGR 30% CAGR Note: Minor differences may exist due to rounding

GOGOAIR.COM | CA-NA: STRONG INCUMBENT POSITION 67% market share in North America, awarded aircraft of 230(1) Nearly 50% of installed fleet on ATG-4 with more upgrades coming ~600 Delta aircraft (primarily NA fleet) awarded to 2Ku Strong revenue growth and operating leverage, achieved scale and profitability in 2014 Overview Airline Partners Aircraft Online(2) >4x Awarded but not yet installed as of 3/31/2016 Based on company reported results as well as management estimates, trade publications and other public sources as of 3/31/2016

Segment Profit ($M) Revenue ($M) 37% CAGR Note: Minor differences may exist due to rounding. For 2011 and 2013 ARPA is based on aircraft online and for 2015 and LTM Q1’16 ARPA is based on aircraft online equivalent. Aircraft Online ARPA ($k) CA-NA: STRONG REVENUE AND SEGMENT PROFIT GROWTH (1) Profit Margin Segment Profit

2Ku is a game changer Global satellite network established to provide international connectivity 2Ku service launched on Aeromexico with “ground-like” performance Gogo is focused on signing airlines and investing for growth CA-REST OF WORLD: GAINING MOMENTUM Overview Airline Wins (1) (1) (1) Letter of intent 2015 2016 2014 2012-2013 Awarded Aircraft + (1) (1) (1) (1) May 5, 2016

ON A MISSION TO CONNECT GLOBAL AVIATION 237 Aircraft Online 60+ Airline Partner Country Destinations 33 Global Maintenance Locations Teleports Offices Install Locations Maintenance Locations Gogo Partner Destinations 11 Country Installation Sites 6 Offices Worldwide 12 Global Teleport Locations Note: Graphic indicates current partner destinations, including partners that have selected Gogo connectivity, but have not yet been installed. Information is as of 3/31/2016.

REVENUE VISIBILITY AND CLEAR PATH TO FREE CASH FLOW

gogo

Install Awarded Aircraft → Convert ATG to 2Ku[1] → Grow ARPA

Revenue Visibility

	Current		Awarded[2]		Total	ATG → 2Ku
NA:	2,500	+	230	=	2,730	= 1,200 x ATG ARPA = 1,530 x 2Ku ARPA
ROW:	237	+	600	=	837	= 837 x 2Ku ARPA

+

Operating Leverage

- Increased utilization of satellite network
- Global scale

Free Cash Flow

- Bandwidth and more aircraft drives revenue
- International expansion is in early stage, market opportunity is 3x of CA-NA

Note: Free cash flow is defined as cash from operations and cash from investing based of financials as of 12/31/2015
1) ATG to 2Ku conversion is a notional amount used simply for illustrative purposes only
2) Awarded but not yet installed as of 5/5/2016

©2016 Gogo Inc. and Affiliates. Proprietary & Confidential.

GOGOAIR.COM | 24

High revenue growth High operating leverage ~10,000 Uncommitted Aircraft $134,000 Annualized ARPA Global scale Specialize in Connected Aircraft Leading technology WHY INVEST IN GOGO Leading Position, Experience & Scale Large Growth Opportunity Attractive Model Competitive Advantages (1) 6X more connected aircraft than closest competitor (2) (1) Global connected commercial aircraft based on management estimates, trade publications and other public sources as of 12/31/2015 (2) ARPA is defined as the aggregate service revenue plus monthly service fees included as a reduction to cost of service revenue for that segment for the period divided by the number of months in the period, divided by the number of aircraft equivalents for that segment during the period. The number presented above is annualized based off of Q1’16 financial results and using aircraft online equivalent. (1)

APPENDIX

GOGOAIR.COM | ADJUSTED EBITDA RECONCILIATION ($M) 2011 2012 2013 2014 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 Net Income (18) (96) (146) (85) (20) (25) (29) (34) (24) Interest Expense 1 9 29 33 10 16 17 16 16 Income Tax Provision 1 1 1 1 – – – – – Depreciation & Amortization 33 37 56 64 19 21 22 25 24 EBITDA 16 (49) (60) 14 9 12 10 8 17 Fair Value Derivative Adjustments (59) (10) 36 – – – – – – Class A and Class B Senior Conv. Preferred Stock Return 31 52 29 – – – – – – Accretion of Preferred Stock 10 10 5 – – – – – – Stock-based Compensation Expense 2 4 6 10 3 3 5 4 4 Adjustment of deferred financing costs – 5 – – – – – 2 (1) Amortization of Deferred Airborne Lease Incentives (1) (4) (8) (13) (4) (5) (5) (6) (6) Adjusted EBITDA (1) 9 8 11 8 11 10 8 14 Note: Minor differences may exist due to rounding

GOGOAIR.COM | Note: Minor differences may exist due to rounding CASH CAPEX RECONCILIATION ($M) 2011 2012 2013 2014 2015 Q1 2015 Q2 2015 Q3 2015 Q4 2016 Q1 Purchases of Property and Equipment (33) (67) (105) (132) (53) (33) (19) (30) (31) Acquisition of Intangible Assets (Capitalized Software) (10) (12) (16) (17) (4) (4) (4) (5) (6) Consolidated Capital Expenditures (43) (79) (121) (150) (57) (37) (24) (35) (37) Change in Deferred Airborne Lease Incentives 11 18 9 30 9 7 7 14 8 Amortization of Deferred Airborne Lease Incentives 1 4 8 13 4 5 5 6 6 Landlord Incentives – – – 10 12 3 – 1 – Cash CapEx (31) (58) (104) (98) (32) (23) (12) (13) (24)